Annual Meeting of Shareholders May 23, 2013 NASDAQ | ASBB Exhibit 99.1

This presentation, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the PSLRA). Such forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, the Company claims the protection of the safe harbor for forward - looking statements contained in the PSLRA. The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward - looking statement. Such factors include, but are not limited to: prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors that may be described in the Company’s annual report on Form 10 - K and quarterly reports on Form 10 - Q as filed with the Securities and Exchange Commission. The forward - looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward - looking statements or to update the reasons why actual results could differ from those projected in the forward - looking statements. NASDAQ | ASBB Forward - Looking Statements | 2

• Introduction • Profile and Executive Management • Market Area and Geographic Footprint • Financial Performance • Stock Information • Selected Balance Sheet Data • Selected Income Statement Data • Competitive Environment • Deposit Market Share • Objectives • Near Term • Longer Term NASDAQ | ASBB Overview | 3

NASDAQ | ASBB Introduction | 4

• Founded in 1936 • $758 million community bank – 13 offices in 5 WNC counties – 171 employees • Converted from the mutual form of ownership on October 11, 2011 NASDAQ | ASBB Profile | 5

| 6 February 2013 NASDAQ | ASBB

NASDAQ | ASBB Executive Management | 7 Role Years in Banking Suzanne DeFerie (age 56) President & Chief Executive Officer 22 years Kirby Tyndall (age 58) Executive Vice President & Chief Financial Officer 24 years David Kozak (age 52) Executive Vice President & Chief Lending Officer 29 years Fred Martin (age 43) Executive Vice President & Chief Information Officer 18 years Vikki Bailey (age 54) Executive Vice President & Chief Retail Officer 37 years

• Asheville Metro population: 432,406 (2012) • March 2013 Metro Unemployment: 7.2% (3 rd lowest of NC MSAs) – Down from 7.9% last year and our high of 9.2% in June 2009 – NC current rate is 8.9% • Average home price (2013): $248,700 • Up 12% year over year • Median income: $43,347 (2012) • Major Industries: – Government – Healthcare – Tourism | 8 NASDAQ | ASBB Geographic Footprint

NASDAQ | ASBB Financial Performance | 9

March 31, 2013 NASDAQ Global Market ASBB Closing price $16.99 Book value per share $20.25 Price to book value 83.9% Shares outstanding 5,305,323 shares NASDAQ | ASBB Stock Information | 10

Cash Equivalents $50.3 7% Investment Securities $261.9 35% Loans Held for Sale $11.6 1% Loans, Net of Reserves $387.0 51% Foreclosed Properties $18.1 2% Other $28.6 4% Asset Composition ($ mil) March 31, 2013 NASDAQ | ASBB Balance Sheet — Assets | 11

Core Deposits $398.3 53% Time Deposits $191.3 25% Borrowings $50.6 7% Other Liabilities $9.8 1% Stockholders' Equity $107.4 14% Liabilities and Equity Composition ($ mil) March 31, 2013 NASDAQ | ASBB Balance Sheet — Liabilities and Equity | 12

Commercial Construction & Land Development $6.1 1% Commercial Mortgage $146.7 37% Commercial & Industrial $10.4 3% Non - commercial Construction & Land Development $3.9 1% Residential Mortgage $163.9 41% Revolving Mortgage $46.9 12% Consumer $18.2 5% Loan Composition ($ mil) March 31, 2013 NASDAQ | ASBB Selected Balance Sheet — Loans | 13

NASDAQ | ASBB Selected Balance Sheet — Asset Quality | 14 $18.1 $18.2 $12.7 $1.2 $1.5 $9.1 $8.6 $11.6 $19.4 $18.1 1.00% 2.00% 3.00% 4.00% $ - $5 $10 $15 $20 $25 $30 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Millions Nonperforming Assets Nonperforming Loans Foreclosed Properties Nonperforming Assets as % of Assets (right scale)

NASDAQ | ASBB Selected Balance Sheet — Asset Quality | 15 $10.6 $11.6 $10.2 $8.5 $8.6 $18.1 $18.2 $12.7 $1.2 $1.5 0.0% 150.0% 300.0% 450.0% 600.0% 750.0% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Millions Reserve Coverage of Nonperforming Loans Loan Loss Reserves Nonperforming Loans Coverage Ratio (right scale) $18.1 $18.2 $12.7 $1.2 $1.5 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $ - $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Millions Nonperforming Loans Nonperforming Loans Nonperforming Loans as % of Loans (right scale)

NASDAQ | ASBB Selected Balance Sheet — Asset Quality | 16 $5.9 $2.0 $1.9 $2.1 $1.6 $0 $1 $2 $3 $4 $5 $6 $7 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Millions Loans Past Due 31 - 89 Days 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Loss Loans* $0.0 $0.5 $ - $0.0 $ - Doubtful Loans $ - $ - $ - $ - $ - Substandard Loans $20.9 $21.0 $16.0 $4.0 $4.6 $0 $5 $10 $15 $20 $25 Millions Adversely Classified Loans * “Loss” loans were fully reserved.

NASDAQ | ASBB Selected Balance Sheet — Asset Quality | 17 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Beginning 18 19 20 17 18 Added 6 2 3 5 1 Sold (5) (1) (6) (4) (5) Ending 19 20 17 18 14 Numbers of Foreclosed Properties 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 No. Amount No. Amount No. Amount No. Amount No. Amount Commercial mortgage 2 $ 2.7 2 $ 2.7 2 $ 2.7 2 $ 1.7 1 $ 1.0 Commercial construction and land development 8 4.7 9 4.2 9 7.6 10 16.6 11 16.6 Residential mortgage 6 1.2 6 1.2 3 0.7 5 1.0 2 0.5 Residential construction and land development 3 0.5 3 0.5 2 0.3 1 0.1 — — Revolving mortgage — — — — 1 0.3 — — — — Totals 19 $ 9.1 20 $ 8.6 17 $ 11.6 18 $ 19.4 14 $ 18.1 Foreclosed Properties ($ mil)

Noninterest - bearing Demand $68.4 12% NOW $146.1 25% Savings $32.1 5% Money Market $151.8 26% Certificates of Deposit $191.3 32% Deposit Composition ($ mil) March 31, 2013 NASDAQ | ASBB Selected Balance Sheet — Deposits | 18 Core Deposits $398.4 68%

$359 $375 $379 $389 $398 40% 50% 60% 70% 80% $330 $340 $350 $360 $370 $380 $390 $400 $410 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Millions Core Deposits Core Deposits as % of Deposits (right scale) NASDAQ | ASBB Selected Balance Sheet — Core Deposits * | 19 * ASBB defines core deposits as demand, savings and money market deposits and excludes all certificates of deposits — retail , jumbo and brokered.

NASDAQ | ASBB Selected Balance Sheet — Capital | 20 14.51% 14.49% 14.76% 14.69% 14.36% 5.00% 5.00% 5.00% 5.00% 5.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Tier 1 Leverage Capital Ratio Tier 1 Leverage Minimum to be Well Capitalized 28.06% 28.41% 29.44% 27.72% 27.42% 6.00% 6.00% 6.00% 6.00% 6.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Tier 1 Risk - Based Capital Ratio Tier 1 Risk - Based Minimum to be Well Capitalized 29.32% 29.68% 30.71% 28.98% 28.69% 10.00% 10.00% 10.00% 10.00% 10.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Total Risk - Based Capital Ratio Total Risk - Based Minimum to be Well Capitalized

NASDAQ | ASBB Selected Per Share Data | 21 $20.66 $20.79 $20.99 $19.97 $20.25 55.00% 60.00% 65.00% 70.00% 75.00% 80.00% 85.00% 90.00% 95.00% 100.00% $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Book Value Per Share and % of Stock Price Book Value Per Share Stock Price % of Book Value $0.06 $(0.02) $0.09 $0.05 $0.15 $(0.05) $ - $0.05 $0.10 $0.15 $0.20 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Earnings Per Share Earnings Per Share

$1,012 $1,066 $1,217 $(431) $1,197 ($600) ($400) ($200) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Thousands Income Pre - Tax Pre - Provision for Loan Losses* NASDAQ | ASBB Selected Income Statement Trends | 22 * ASBB defines income pre - tax and pre - provision for loan losses as net income before tax plus the provision for loan losses.

$284 $(114) $457 $235 $740 $(200) $(100) $ - $100 $200 $300 $400 $500 $600 $700 $800 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Thousands Net Income (Loss) NASDAQ | ASBB Selected Income Statement Trends | 23 3.48% 3.41% 3.26% 3.30% 3.36% 1.26% 1.15% 1.03% 0.91% 0.80% 2.47% 2.49% 2.45% 2.59% 2.72% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Yield, COF, NIM Yield COF NIM $598 $1,293 $542 $(733) $112 $100 $371 $221 $838 $116 $(1,000) $(500) $ - $500 $1,000 $1,500 $2,000 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Thousands Provision for Loan Losses and Foreclosed Property Expense Provision for loan losses Foreclosed property expense $1,493 $1,671 $1,530 $1,572 $1,895 $5,603 $5,588 $5,760 $8,141 $5,320 $ - $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 2012 - Q1 2012 - Q2 2012 - Q3 2012 - Q4 2013 - Q1 Thousands Noninterest Income and Expense Noninterest Income Noninterest Expense (excludes securities gains/losses)

NASDAQ | ASBB Competitive Environment | 24

NASDAQ | ASBB Deposit Market Share: 5 County Region | 25 Institution # Br Deposits ($000) Market Share Institution # Br Deposits ($000) Market Share Wells Fargo Bank (SD) 17 $1,443,525 20.4% United Cmty (GA) 5 $ 132,057 1.9% First Citizens Bank 21 1,221,998 17.2% Capital Bank (FL) 4 113,677 1.6% HomeTrust Bank 6 704,721 9.9% Forest Commercial 2 104,263 1.5% Asheville Savings 13 607,821 8.6% Bank of N Carolina 3 100,542 1.4% Mountain 1st 7 449,962 6.4% First Bank 5 99,468 1.4% Bank of America 9 437,251 6.2% Fifth Third Bank (OH) 4 68,982 1.0% SunTrust Bank (GA) 12 412,956 5.8% Southern Cmty 1 32,762 0.5% BB&T 8 408,271 5.8% Black Mtn Savings 1 31,571 0.5% TD Bank (DE) 10 345,022 4.9% Pisgah Cmty 1 26,617 0.4% PNC Bank (DE) 8 176,385 2.5% Woodforest Natl 3 2,395 0.0% Macon Bank 3 166,328 2.4% Institutions: 21 143 $7,086,574 100.0%

NASDAQ | ASBB Objectives | 26

• Intense focus on our most significant drivers of profitability: • Quality loan growth • Continued improvement in asset quality • Market disruption opportunities • Growth in core deposits to maintain low funding costs NASDAQ | ASBB Near Term Objectives | 27

• Evaluation of capital management strategies, such as share repurchases and cash dividends • First 5% share repurchase was approved in October 2012 and completed in First Quarter 2013 • Additional share repurchase decisions will consider capital needs, price and volume of shares • Cash dividend decisions will consider sustainable current earnings and other alternative uses of capital, such as share repurchases NASDAQ | ASBB Near Term Objectives, cont. | 28

• Pursue organic growth opportunities, with continued leveraging of technology based delivery systems and evaluation of potential branch locations • Evaluate acquisition opportunities, both in market and surrounding areas • Focus on Risk Management efforts with continued evaluation of regulatory reform impact NASDAQ | ASBB Longer Term Objectives | 29

NASDAQ | ASBB